Exhibit 10.24

SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”), dated as of October 11, 2006, is by and among GATEHOUSE MEDIA HOLDCO, INC., a Delaware corporation (“Holdco”), GATEHOUSE MEDIA OPERATING, INC., a Delaware corporation (the “Company”), GATEHOUSE MEDIA MASSACHUSETTS I, INC., a Delaware corporation (“Gatehouse I”), successor by merger to Gatehouse Media Massachusetts III, Inc., ENM, Inc. and ENM Merger Sub, Inc., GATEHOUSE MEDIA MASSACHUSETTS II, INC., a Delaware corporation (“Gatehouse II”), successor by merger to Heritage Partners Media, Inc. and HPM Merger Sub, Inc., ENHE ACQUISITION, LLC, a Delaware limited liability company (“ENHE” and, together with Gatehouse I and Gatehouse II, collectively the “Subsidiary Borrowers” and individually a “Subsidiary Borrower”), each of those Domestic Subsidiaries of Holdco identified as a “Guarantor” on the signature pages hereto (together with Holdco, collectively the “Guarantors” and individually a “Guarantor”; the Guarantors, together with the Company and the Subsidiary Borrowers, collectively the “Credit Parties” and individually a “Credit Party”), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the First Lien Lenders (as defined below), including its successors and assigns from time to time (the “First Lien Administrative Agent”) (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the First Lien Credit Agreement, as amended hereby).

W I T N E S S E T H

WHEREAS, the Credit Parties, the lenders party thereto (the “First Lien Lenders”) and the First Lien Administrative Agent are parties to that certain First Lien Credit Agreement dated as of June 6, 2006 (as amended, modified, supplemented, or restated from time to time, the “First Lien Credit Agreement”); and

WHEREAS, the Credit Parties and the First Lien Administrative Agent (on behalf of the First Lien Lenders), have agreed to certain amendments to the First Lien Credit Agreement, as more specifically set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO FIRST LIEN CREDIT AGREEMENT

Each of the Credit Parties and the First Lien Administrative Agent (on behalf of the First Lien Lenders) hereby agree to amend the First Lien Credit Agreement as follows:

1.1 Permitted Investments. The reference in clause (n) of the definition of Permitted Investments in Section 1.1 of the First Lien Credit Agreement to “clause (n) above” is hereby amended to read “clause (m) above”.

1.2 Unrecovered Investment. The first two references in the definition of Unrecovered Investment in Section 1.1 of the First Lien Credit Agreement to “Restricted Subsidiary” are hereby amended to read “Unrestricted Subsidiary”.

1.3 Section 2.12. The references in Section 2.12(b)(iii)(B) and the last sentence of Section 2.12 of the First Lien Credit Agreement to “Section 2.13” are hereby amended to read “Section 2.12”.

1.4 Section 6.4. The references in Section 6.4(a)(xiii)(B) of the First Lien Credit Agreement to “subsection 2.8(b)(ii)” are hereby amended to read “subsection 2.8(b)(iii)” and the reference in the penultimate proviso of Section 6.4(a) of the First Lien Credit Agreement to “clause (xii)” is hereby amended to read “clause (xiii)”.

1.5 Section 6.10. The reference in Section 6.10(h) of the First Lien Credit Agreement to “subclause (g)” is hereby amended to read “subsection (h)”.

1.6 Section 5.9(c). Section 5.9(c) of the First Lien Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Fixed Charge Coverage Ratio.

(i) Prior to any Qualified Public Offering, the Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of Holdco (commencing with the fiscal quarter ending September 30, 2006), shall be greater than or equal to 1.10 to 1.00.

(ii) After any Qualified Public Offering, the Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of Holdco, shall be greater than or equal to 1.00 to 1.00.

ARTICLE II

CONDITION TO EFFECTIVENESS

2.1 Closing Condition. This Amendment shall be and become effective as of the date first above written (the “Amendment Effective Date”) upon satisfaction of the following conditions:

(a) Executed Amendment. Receipt by the First Lien Administrative Agent of a copy of this Amendment duly executed by (i) each of the Credit Parties and (ii) the First Lien Administrative Agent, on behalf of the First Lien Lenders.

(b) Executed Consents. Receipt by the First Lien Administrative Agent of executed consents (“Lender Consents”) from the Required Lenders under the First Lien Credit Agreement authorizing the First Lien Administrative Agent to enter into this Amendment on their behalf.

(c) Fees and Expenses. The First Lien Administrative Agent shall have received from the Company, on behalf of each Lender that executes and delivers a Lender Consent to the Administrative Agent by 3:00 p.m. Eastern Time on Wednesday, October 11, 2006, an amendment fee in an amount equal to 7.5 basis points of each such Lender’s outstanding Loans and unfunded Commitments. In addition, the Administrative Agent shall have received from the Company such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the First Lien Credit Agreement in each of the Credit Documents shall hereafter mean the First Lien Credit Agreement, as amended by this Amendment. Except as specifically amended hereby, the First Lien Credit Agreement is hereby ratified and confirmed by the parties thereto and shall remain in full force and effect according to their respective terms.

3.2 Authorization. By its signature, each Person executing this Amendment on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Amendment.

3.3 Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Party Obligations.

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3.4 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the First Lien Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of legal counsel.

3.5 Further Assurances. The parties hereto agree to promptly take such action, upon the reasonable request of any other party hereto, as is necessary to carry out the intent of this Amendment.

3.6 Entirety. This Amendment and the Credit Documents embody the entire agreement among the applicable parties hereto and thereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.8 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.9 Successors and Assigns. This Amendment shall be binding upon each of the parties hereto, the First Lien Claimholders (as defined in the Intercreditor Agreement) and each of their respective successors and assigns.

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IN WITNESS WHEREOF each of the Credit Parties and the First Lien Administrative Agent have caused this Amendment to be duly executed as of the date first above written.

FIRST LIEN ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION, as First Lien Administrative Agent

	By:	/s/ John D. Brady
	Name:	John D. Brady
	Title:	Director

COMPANY:	GATEHOUSE MEDIA OPERATING, INC.,
a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

SUBSIDIARY BORROWERS:	GATEHOUSE MEDIA MASSACHUSETTS I, INC., a Delaware corporation, successor by merger to The Memorial Press, LLC

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

GATEHOUSE MEDIA MASSACHUSETTS II,

INC., a Delaware corporation, successor by merger to

Heritage Partners Media, Inc., HPM Merger Sub, Inc.,

Gatehouse Media Massachusetts III, Inc., ENM, Inc.,

and ENM Merger Sub, Inc.

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

ENHE ACQUISITION, LLC,
a Delaware limited liability company

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

HOLDCO:	GATEHOUSE MEDIA HOLDCO, INC.,
a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GUARANTORS:	LIBERTY GROUP ARIZONA HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

LIBERTY GROUP ARKANSAS HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

LIBERTY GROUP CALIFORNIA HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

LIBERTY GROUP COLORADO HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

LIBERTY GROUP CORNING HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed

Title:	Chief Executive Officer

LIBERTY GROUP FREEPORT HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP ILLINOIS HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP IOWA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP KANSAS HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP LANSING PRINTING, INC.,
a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP LOUISIANA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP MANAGEMENT SERVICES, INC.,
a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP MICHIGAN HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP MINNESOTA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP MISSOURI HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP NEBRASKA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP NEVADA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP NEW YORK HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP NORTH DAKOTA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP PENNSYLVANIA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY GROUP SUBURBAN NEWSPAPERS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY SMC, L.L.C., a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

MINERAL DAILY NEWS TRIBUNE, INC., a West Virginia corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

NEWS LEADER INC., a Louisiana corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

TERRY NEWSPAPERS, INC.,
an Iowa corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

ENTERPRISE NEWSMEDIA HOLDING, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

ENTERPRISE NEWSMEDIA, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LRT FOUR HUNDRED, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LOW REALTY, LLC,
a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

ENTERPRISE PUBLISHING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer